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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITOR

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 11, 1995 with respect to the financial statements of Koppers Australia Pty. Limited in the Registration Statement (Form S-1) and the related Prospectus of Koppers Industries, Inc. for the registration of its common stock.

                                          Ernst & Young
Sydney, Australia May 8, 1996